Waddell & Reed Advisors Funds

Supplement dated June 9, 2011 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated January 31, 2011

The following replaces the information in the column entitled “Principal Occupation(s) During Past 5 Years” of the chart in the “Management of the Trust — Interested Trustees” section regarding Michael L. Avery on page 49 of the Waddell & Reed Advisors Funds statement of additional information:

President of WDR (January 2010 to present); formerly, Chief Investment Officer (CIO) of WDR (2005 to February 2011): formerly, CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to August 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO and IICO (2005 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)

Supplement	Prospectus	1